360 FUNDS

EAS Crow Point Alternatives Fund (the “Fund”)

Class A Shares (Ticker Symbol: EASAX)

Class C Shares (Ticker Symbol: EASYX)

Class I Shares (Ticker Symbol: EASIX)

Supplement dated November 14, 2018

To the Fund’s Prospectus and Statement of Additional Information dated August 28, 2018

1.

Re-Designation and Elimination of Fund Share Classes

On January 28, 2019 (the “Effective Date”), the Fund’s Class A shares will be re-designated as Investor Class shares, and the Fund’s Class I shares will be re-designated as Institutional Class shares. Unlike the Class A shares, the Investor Class shares will not impose any front-end loads or contingent deferred sales charges.

Also on the Effective Date, the Fund’s Class C shares will be eliminated from the Fund.

2.

Change of Fiscal Year End

On May 1, 2018, the Fund’s fiscal year end changed from April 30th to September 30th.

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